Fees Summary	Aug. 30, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	666,599.22
Total Transaction Valuation	4,516,254,882.68
Total Offset Amount	666,599.22
Net Fee	$ 0